UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2011

VENTRUS BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35005	20-8729264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

787 7th Avenue, 48th Floor, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 554-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 18, 2011, Ventrus Biosciences, Inc. filed a Current Report on Form 8-K (the “Initial Report”) to report information about the special protocol assessment it filed with the U.S. Food and Drug Administration on March 16, 2011 pursuant to Items 7.01 and 8.01 of Form 8-K.  As part of Item 7.01, Ventrus filed a slide presentation as Exhibit 99.1. This Amendment No. 1 on Form 8-K/A to the Initial Report amends and restates Item 7.01 of the Initial Report to file an amended version of Exhibit 99.1.  The amended version of Exhibit 99.1 has been revised to be the correct version of the slide presentation.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Slide presentation for use in industry and investor presentations.*

99.2	Press release dated March 18, 2011,**

*           Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

**           Filed by Ventrus on March 18, 2011 as part of the Initial Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTRUS BIOSCIENCES, INC.
Date:  March 21, 2011

/s/ David J. Barrett

David J. Barrett, Chief Financial Officer